DELAWARE POOLED TRUST

Delaware REIT Fund

Supplement to the Fund's Institutional Prospectus dated February 28, 2003

The following information adds a seventh bullet and supplements the section "Investing in the Fund" on page 12:

Programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

This Supplement is dated December 17, 2003.